Fourth Quarter and Full Year 2023 EARNINGS PRESENTATION FEBRUARY 27 | 2024

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC Partners Inc. (the “Transactions”) and other completed, pending, or contemplated acquisitions; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions, terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. 2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. 4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition- related expenses, and non-recurring items, and subject to the anti-dilution rules. 5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. 6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Full-Year 2024 Outlook 5% - 7% Organic Net Revenue Growth 4% - 5% Organic Net Revenue Growth ex. Advocacy $400M - $450M Adjusted EBITDA ~ 50% EBITDA Conversion on Free Cash Flow $0.75 - $0.88 In Adjusted Earnings Per Share Note: Guidance as of 02/27/2024. The Company has excluded a quantitative reconciliation with respect to the Company’s 2024 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

F U L L Y E A R 2 0 2 3 H I G H L I G H T S NET REVENUE: $551M | NET LEVERAGE RATIO: 2.89x | ADJ. EBITDA: $95M Executing GLOBAL STRATEGY Growing CUSTOMER BASE Optimizing OUR PORTFOLIO Managing COSTS International net revenue grew 13% in FY23. Performance led by strong growth in EMEA of 17%, Stagwell Europe regional headquarters in London launched, connecting 750 of 1900 regional employees Global affiliate program has grown to over 70+ partners worldwide, extending operational reach to over 98 countries Q1 2024 acquisitions of What's Next Partners and Sidekick extend European footprint Realized promised $30M of operational efficiencies announced at merger $98 million of annualized staff cost savings actioned Making progress to realize $35M of additional operational efficiencies announced earlier in FY23 More than $270 million in net new business secured in FY23 $65 million of net new business wins in Q423 $1.2 billion of pitches participated in as industry recognition grows Top 100 clients grew net revenue 7% year-over-year. Acquired 4 leading digital transformation and creative firms: Left Field Labs, Movers & Shakers, In the Company of Huskies, and Tinsel Experiential Design Divested ConcentricLife to Accenture for $245M, Continuing to evaluate options for acquisitions and divestments to grow global footprint and digital capabilities Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended Dec 31, Twelve Months Ended Dec 31, 2023 2022 2023 2022 Net Revenue $ 551,066 $ 583,446 $ 2,146,652 $ 2,222,153 Billable Costs 103,829 124,739 380,525 465,639 Revenue $ 654,895 $ 708,185 $ 2,527,177 $ 2,687,792 Billable Costs 103,829 124,739 380,525 465,639 Staff costs 354,523 354,200 1,389,168 1,394,317 Administrative costs 62,934 71,614 259,780 254,973 Unbillable and other costs, net 38,629 34,337 137,565 121,745 Adjusted EBITDA $ 94,980 $ 123,295 $ 360,139 $ 451,118 Stock-based compensation 22,564 (258) 57,179 33,152 Depreciation and amortization 35,036 35,631 142,831 131,273 Deferred acquisition consideration 2,179 1,015 13,060 (13,405) Impairment and other losses 833 94,145 11,395 122,179 Other items, net 15,078 6,579 45,147 18,691 Operating income (loss) $ 19,290 $ (13,817) $ 90,527 $ 159,228 Adjusted EBITDA margin (on net revenue) 17.2% 21.1% 16.8% 20.3% 6 $ in Thousands

4 Q 2 3 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended Dec 31, 2023 Twelve Months Ended Dec 31, 2023 Net Revenue Change Net Revenue Change Dec 31, 2022 $ 583,447 $ 2,222,153 Organic revenue (38,977) (6.7%) (130,667) (5.9%) Acquisitions (divestitures), net 2,447 0.4% 57,107 2.6% Foreign currency 4,149 0.7% (1,941) (0.1%) Total Change $ (32,381) (5.5%) $ (75,502) (3.4%) Dec 31, 2023 $ 551,066 $ 2,146,652 7 $ in Thousands

N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 4Q Organic Growth Y/Y 8 % OF NET REVENUE Geography 4Q23 FY23 United States (7.8)% (7.6)% United Kingdom 13.9% 9.4% Other (10.5%) (2.2%) TOTAL (6.7)% (5.9)% TOTAL EX-ADVOCACY (5.4)% (4.4)%

G L O B A L N E T W O R K 9 North America Latin America Europe Asia Pacific • Australia • China • Hong Kong • India • Indonesia • Japan • Malaysia • Philippines • Taiwan • Thailand • Singapore • South Korea Middle East & Africa • Austria • Belgium • Bulgaria • Italy • Latvia • Romania • Slovak Republic • Slovenia • Switzerland • Turkey • Ukraine • France • Germany • Netherlands • Poland • Spain • Sweden • United Kingdom • Argentina • Aruba • Bolivia • Brazil • Curacao • Colombia • Costa Rica • Dominican • Ecuador • El Salvador • Guatemala • Honduras • Jamaica • Nicaragua • Panama • Peru • Republic • Uruguay • Venezuela • Algeria • Bahrain • Egypt • Jordan • Kuwait • Lebanon • Libya • Morocco • Nigeria • Oman • Saudi Arabia • South Africa • Tunisia • United Arab Emirates Stagwell +Affiliates COUNTRIES 34+ 75+ EMPLOYEES 12K+ 21K+ Stagwell’s Affiliate Network Significantly Expands Our Global Footprint • Canada • USA • Mexico Note: As of December 31, 2023.

O U R P R I N C I P A L C A P A B I L I T I E S Creativity & Communications Blue-Chip Customer Base Performance Media & Data Addressable on a Global Scale Consumer Insights & Strategy Tracking Across the Entire Consumer Journey Digital Transformation Building & Designing Digital Platforms & Technology 2 3 4 5 10 57% 4Q23Stagwell Marketing Cloud Group SaaS and DaaS Tools for the In-House Marketer 1

A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Principal Capability 4Q23 YTD Stagwell Marketing Cloud Group (27.1)% 43.8% Digital Transformation (21.2%) (41.9%) Performance Media & Data (28.0%) (2.8%) Consumer Insights & Strategy 1.2% (6.1%) Creativity & Communications (28.0%) (9.3%) TOTAL (23.0%) (20.2%) TOTAL EX-ADVOCACY (21.8%) (16.4%) % OF ADJ. EBITDA* 4Q Adj. EBITDA* Growth Y/Y 30% 46% 10% 31% 7% 13% 40%

N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 4Q23 FY23 Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Stagwell Marketing Cloud Group (7.8%) (6.0%) 7.2% 31.4% Digital Transformation (13.2%) (8.8%) (16.1%) (15.1%) Performance Media & Data (1.6%) 0.9% 0.7% 4.5% Consumer Insights & Strategy (3.4%) (3.2%) (4.3%) (4.3%) Creativity & Communications (4.8%) (6.0%) (3.5%) (3.3%) TOTAL (6.7%) (5.5%) (5.9%) (3.4%) TOTAL EX-ADVOCACY (5.4%) (4.2%) (4.4%) (1.7%) % OF NET REVENUE 4Q 9% 24% 14% 46% 10% 24% 14% 9% 43%

Three Months Ended, Twelve Months Ended, Dec 31, 2023 Dec 31, 2022 % Change Dec 31, 2023 Dec 31, 2022 % Change Total Net Revenue $551 $583 (5.5%) $2,147 $2,222 (3.4%) Advocacy Net Revenue 42 53 (19.5%) 143 183 (21.8%) Total Ex Advocacy 509 531 (4.2%) 2,003 2,039 (1.7%) Three Months Ended, Twelve Months Ended, Dec 31, 2023 Dec 31, 2022 % Change Dec 31, 2023 Dec 31, 2022 % Change Total Adj. EBITDA $95 $123 (23.0%) $360 $451 (20.2%) Advocacy Adj. EBITDA 16 23 (28.0%) 39 67 (41.5%) Total Ex Advocacy 79 101 (21.8%) 321 384 (16.4%) E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 13

N E W B U S I N E S S U P D A T E 14 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business 4Q23 $65M LTM $271M Avg. Net Revenue 4Q23 $5.9M

S T A G W E L L M A R K E T I N G C L O U D G R O U P 15 Net Revenue1 1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups Net Revenue Adj. EBITDA Margin Advanced Media Platforms $45.3 25.1% Stagwell Marketing Cloud $9.8 (22.8)% TOTAL $55.0 16.6% GROWTH (y/y) (6.0%)

16 LIQUIDITY Available Liquidity (as of 12/31/2023) Commitment Under Credit Facility $ 640 Drawn 59 Letters of Credit 16 Undrawn Commitments Under Facility $ 565 Total Cash & Cash Equivalents 120 Total Available Liquidity $ 685 $ in Millions Note: Numbers may not foot due to rounding.

17 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $60M FROM 4Q22 QUARTER-END BALANCE $161M $101M 4Q22 4Q23 Note: Numbers may not foot due to rounding.

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended Dec 31, 2023 Twelve Months Ended Dec 31, 2023 Reported (GAAP) Adjustments Non-GAAP Reported (GAAP) Adjustments Non-GAAP Net income attributable to Stagwell Inc. common shareholders $ 1,286 $ (345) $ 941 $ 134 $ 52,712 $ 52,846 Net income attributable to Class C Shareholders - 41,329 41,329 - 106,153 106,153 Net income – diluted EPS $ 1,286 $ 40,984 $ 42,270 $ 134 $ 158,865 $ 158,999 Weighted average number of common shares outstanding (diluted) 112,769 6,851 119,620 117,259 8,539 125,798 Weighted average number of common class C shares outstanding (diluted) - 151,649 151,649 - 154,972 154,972 Weighted average number of shares outstanding 112,769 158,500 271,269 117,259 163,511 280,770 Adjusted earnings per share (diluted) $ 0.01 $ 0.16 $ 0.00 $ 0.57 Adjustments to net income (loss) Amortization expense $ 27,231 $ 113,835 Impairment and other losses 833 11,395 Stock-based compensation 22,564 57,179 Deferred acquisition consideration 2,179 13,060 Gain on sale of business (94,505) (94,505) Other items, net 15,078 45,147 Total add-backs $ (26,620) $ 146,111 Adjusted tax expense 25,836 (26,312) $ (784) $ 119,799 Net loss attributable to Class C shareholders 41,768 39,066 $ 40,984 $ 158,865 18 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Revenue Cost of services Office & general expenses Depreciation & amortization Impairment & other losses Total operating expenses Operating income (Loss) Interest expense, net Foreign exchange, net Gain on sale of business Other, net Other income (expenses) Income tax expense (benefit) Income (loss) before equity in earnings of non-consolidated affiliates Equity in income (loss) of non-consolidated affiliates Net income (loss) Net income (loss) attributable to non-controlling & redeemable non-controlling interests Net income (loss) attributable to Stagwell Inc. common shareholders Earnings Per Share Basic Diluted Weighted Average Number of Shares Outstanding Basic Diluted Note: Numbers may not foot due to rounding. 19 $ and Shares in Thousands Three Months Ended Dec 31, 2023 2022 $ 654,895 $ 708,185 419,865 419,811 179,871 172,415 35,036 35,631 833 94,145 $ 635,605 $ 722,002 $ 19,290 $ (13,817) (22,889) (19,510) (672) 1,557 94,505 - 108 (5,157) $ 71,052 $ (23,110) 35,560 5,312 $ 54,782 $ (42,239) (8,423) (1,132) $ 46,359 $ (43,371) (45,073) 29,543 $ 1,286 $ (13,828) $ 0.01 $ (0.11) $ - $ (0.11) 112,769 122,927 117,205 122,927 Twelve Months Ended Dec 31, 2023 2022 $ 2,527,177 $ 2,687,792 1,621,174 1,673,576 661,250 601,536 142,831 131,273 11,395 122,179 $ 2,436,650 $ 2,528,564 $90,527 $ 159,228 (90,644) (76,062) (2,960) (2,606) 94,505 - (359) (4,975) $ 542 $ (83,643) 40,557 25,462 $ 50,512 $ 50,123 (8,870) (79) $ 41,642 $ 50,044 (41,508) (30,125) $ 134 $ 19,919 $ - $ 0.16 $ - $ 0.12 117,259 124,262 117,259 296,596

C A P I T A L S T R U C T U R E Note: Share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding 1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A. 2. A portion of the DAC will be paid with approximately 5.1m shares assuming conversion as of 12/31/23. 3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees. 4. Non-consolidated investments 5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 2/22/2024 would be 117.6m Class A shares, 151.6 Class C shares, 5.1m shares to settle DAC and 5.9m share-based awards, for a total of 280.2m shares outstanding. 6. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method. Net Debt & Debt-Like ($M, as of 12/31/2023) Revolving Credit Facility $ 59 Bonds 1,100 NCI1 32 DAC2 101 RNCI3 31 Less: Investments4 22 Less: Cash 120 TOTAL NET DEBT & DEBT-LIKE $ 1,181 Share Count5 (Thousands, as of 2/22/2024) Class A 117,579 Class C (equal voting & economic rights to Class A) 151,649 Share-based awards6 5,936 DILUTED 275,164 20

21 DIGITAL SERVICES TECHNOLOGY Digital Transformation Building Digital Platforms & Consumer Experiences SMC Advanced Media Platforms Proprietary & Premium Owned Media Channels Consumer Insights & Strategy Tracking Across the Consumer Journey SMC Media Studio Platform for In-House Media Planners & Buyers Creativity & Communications Blue-Chip Customer Base SMC Real-Time Research Suite of Solutions for Market Researchers Performance Media & Data Integrated Omnichannel Media, Data & E-Commerce SMC Comms Tech AI-Driven Platform for Modern Communicators Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell STAGWELL MARKETING CLOUD SaaS & DaaS Tools For The In-House Marketer SMC PRODUCT SPOTLIGHTS Augmented Reality Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR Artificial Intelligence Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

22 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

23 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

24 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

25 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

26 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern, in-house marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com